Deferred Compensation Plan	12 Months Ended
Dec. 31, 2011
Deferred Compensation Plan [Abstract]
DEFERRED COMPENSATION PLAN
19.	DEFERRED COMPENSATION PLAN

The Company has a nonqualified deferred compensation plan that provides benefits payable to non-employee directors at specified future dates, upon retirement, or death. Under the plan, participants may elect to defer their compensation received for their services as directors. This deferred compensation plan is unfunded; therefore, benefits are paid from the general assets of the Company. Participant cash deferrals earn a return based on the Company’s long-term borrowing rate as of the beginning of the plan year. The total of participant deferrals, which is reflected as “Other long-term liabilities” in the Company’s Consolidated Balance Sheets, was approximately $1,025,000 and $984,000 as of December 31, 2011 and 2010, respectively.